UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2004

UNITED DOMINION REALTY TRUST, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-10524	54-0857512

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (720) 283-6120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

ITEM 2.02. Results of Operations and Financial Condition.

     On October 25, 2004, United Dominion Realty Trust, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit No.	Description

99.1	Press Release dated October 25, 2004

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.

Date: October 25, 2004	By:	/s/ Christopher D. Genry Name: Christopher D. Genry Title: Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 25, 2004